UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ODYSSEY MARINE EXPLORATION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Odyssey Marine Exploration, Inc.

Annual Meeting of Stockholders

Monday, June 1, 2026 9:30 AM, Eastern Time

Hampton Inn & Suites located at 5329 Avion Park Drive, Tampa, Florida 33607

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/OMEX

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 18, 2026.

Meeting Materials: Notice of Meeting and Proxy Statement & Form 10-K

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 1, 2026 For Stockholders of record as of April 9, 2026

To order paper materials, use one of the following methods.

Internet:

www.investorelections.com/OMEX

Call:

1-866-648-8133

Email:

paper@investorelections.com

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Odyssey Marine Exploration, Inc. Annual Meeting of Stockholders

FOR PROPOSALS 1, 2, 3, 4, 5, AND 6

PROPOSAL

1.	To elect five directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

1.01 Mark D. Gordon

1.02 Mark B. Justh

1.03 Larrisa T. Pommeraud

1.04 Jon D. Sawyer

1.05 Todd E. Siegel

2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2026;

3.	To amend the Company’s articles of incorporation to implement an increase in the number of shares of authorized common stock from 75,000,000 to 82,000,000 shares;

4.	To amend the Company’s 2019 Stock Incentive Plan to increase the number of shares authorized for issuance under the plan by 2,000,000 shares;

5.	To approve a reverse stock split of the Company’s common stock at a ratio in the range from 1-for-20 to 1-for-25; and

6.	To obtain non-binding advisory approval of the compensation of our named executive officers.

Note:	Such other business as may properly come before the Annual Meeting of Stockholders or at any adjournments or postponements thereof.